EXHIBIT 21

SUBSIDIARIES OF THE DOW CHEMICAL COMPANY
as at December 31, 1995
                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

The Dow Chemical Company                             Delaware
  Admiral Nihon K.K.                                 Japan                 100
  Arabian Chemical Company Limited                   Saudi Arabia           50
  Arabian Chemical Company (Latex) Limited           Saudi Arabia           50
  Boride Products, Inc.                              Michigan              100
  DC Partnership Management Inc.                     Delaware              100
    DowBrands L.P. (6)                               Delaware                1
  DCOMCO, Inc.                                       Delaware              100
  DCU/LB Trust (1)                                   California             50
  DVCA-21 Holding, C.A.                              Venezuela             100
    Dow Venezuela, C.A.                              Venezuela             100
      CV Services Ltd.                               Cayman Islands        100
  Destec Energy, Inc.                                Delaware               77
    Alamo Land Company                               Louisiana              57
    Atlantic Power, Inc.                             Delaware              100
      Tri-State Peaker, L.P. (11)                    Texas                  60
    Black Mountain Cogen, Inc.                       Delaware              100
    Blue Mountain Power, Inc.                        Delaware              100
      Blue Mountain Power, L.P. (12)                 Pennsylvania           60
    DCG, Inc.                                        Delaware              100
      Delta CoGen Limited Partnership (13)           Texas                  20
    Delta CoGen, Inc.                                Delaware              100
      Delta CoGen Limited Partnership (13)           Texas                  80
    Demex, Inc.                                      Delaware              100
      Destec Energia de Mexico, S.A. de C.V. (14)    Mexico                 50
    Demsa, Inc.                                      Delaware              100
      Destec Energia de Mexico, S.A. de C.V. (14)    Mexico                 50
    Destec Taiwan, Inc.                              Delaware              100
    Destec Constructors, Inc.                        Delaware              100
    Destec-Crockett, Inc.                            Delaware              100
    Destec Energy Canada, Inc.                       Ontario               100
      Blackhorse CoGen, Inc.                         Ontario               100
      Houston Power Partners, Inc.                   Ontario               100
      Kingston Power Partners, Inc.                  Ontario               100
        Kingston Southern Lights                     Ontario                 1
        Limited Partnership(15)
          Kingston CoGen Limited Partnership (16)    Ontario                50
      Kingston Northern Lights, Inc.                 Ontario               100
        Kingston CoGen Limited Partnership (16)      Ontario                50
      Kingston Southern Lights                       Ontario                99
      Limited Partnership(15)
      Destec Operating Canada, Inc.                  Ontario               100
    Destec Energy (Asia) Pte. Ltd.                   Singapore             100
    Destec Energy Mexico, Inc.                       Delaware              100
    Destec Europe                                    Netherlands           100
    Destec Europe, S.A.                              Netherlands           100
    Destec Gas Properties, Inc.                      Delaware              100
      Destec Gas Properties, L.P. (17)               Texas                  50
    Destec Gas Services, Inc.                        Delaware              100
    Destec Miskolc, Inc.                             Delaware              100
    Destec North American Ventures                   Delaware              100
      Chesapeake Power, Inc.                         New York              100
        James River Energy Corp.                     Texas                 100
        Patowmack Power Partners, L.P.               Virginia               99
    Destec Power Services, Inc.                      Delaware              100

*Primary location of organization is reported for partnerships.
                               71


                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

    Destec Properties, Inc.                          Delaware              100
      Destec Properties Limited Partnership (18)     Nevada                  1
    Destec Sterling, Inc                             Texas                 100
    Destec Ventures, Inc                             Delaware              100
      Destec Properties Limited Partnership (18)     Nevada                 99
    Dominion Trail Energy, Inc.                      Delaware              100
    Dry Creek Power, Inc.                            Delaware              100
      Dry Creek Power, L.P. (19)                     Georgia                80
    European Power Holdings BV                       Netherlands           100
      Terneuzen CoGen BV                             Netherlands           100
    Florida CoGen Development, Inc.                  Delaware              100
    Florida CoGen Gas Services, Inc.                 Delaware              100
    Gasification Services, Inc.                      Delaware              100
      Wabash Coal Gasification, Ltd. (20)            Texas                  40
    Georgia Peaker, Inc.                             Delaware              100
      Middle Georgia Peaker, L.P. (21)               Georgia                20
    Greenbay CoGen, Inc.                             Delaware              100
    Hart County IPP, Inc.                            Delaware              100
    Hartwell Independent Power Partners, Inc.        Delaware              100
    Lime Rock Energy, Inc.                           Delaware              100
    Louisiana Gasification Technology, Inc.          Delaware              100
    MGP, Inc. (Georgia)                              Delaware              100
      Middle Georgia Peaker, L.P. (21)               Georgia                80
    Michigan CoGen, Inc.                             Delaware              100
    Michigan Power, Inc.                             Delaware              100
    OCG CoGen, Inc.                                  Delaware              100
    Oyster Creek CoGen, Inc.                         Delaware              100
    Palm Beach CoGen, Inc.                           Delaware              100
    Piedmont (GP), Inc.                              Delaware              100
      Piedmont Power Limited (22)                    Texas                  60
    Piedmont (LP), Inc.                              Delaware              100
      Piedmont Power Limited (22)                    Texas                  40
    Pilgrim Power, Inc.                              Delaware              100
    Polk County Cogen                                Delaware              100
      Tiger Bay Limited Partnership (23)             Delaware               50
      Central Florida DGE, Inc.                      Delaware               40
        Tiger Bay Limited Partnership (23)           Delaware                1
    Port Arthur CoGen, Inc.                          Delaware              100
      CoGen Power, L.P. (24)                         Delaware                3
    Sandy Creek Power, Inc.                          Delaware              100
      Dry Creek Power, L.P. (19)                     Georgia                20
    Tiger Bay Gas Services                           Delaware              100
    Tri-State Peaker, Inc.                           Delaware              100
      Tri-State Peaker, L.P. (11)                    Texas                  40
    Twin Rivers Power, Inc.                          Delaware              100
      Blue Mountain Power, L.P. (12)                 Pennsylvania           40
    UK Energy Holdings Limited                       Netherlands           100
      Indian Queens Power Limited                    Netherlands           100
    WR Coal Gasification, Inc.                       Delaware              100
      Wabash Coal Gasification, Ltd. (20)            Texas                  60
    Warsaw Transmission, Inc.                        Delaware              100
  Destec Holdings, Inc.                              Delaware              100
    BCC CoGen, Inc.                                  Texas                 100
      Poso Creek Limited (25)                        Texas                  50
    Bear Claw CoGen, Inc.                            Delaware              100
    Bear Mountain CoGen, Inc.                        Texas                 100
    Brea Canyon CoGen, Inc.                          Texas                 100
    CC CoGen, Inc.                                   Texas                 100
    Chalk Cliff CoGen, Inc.                          Texas                 100

                               72


                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

    CoGen Kern Bluff, Inc.                           Texas                 100
    CoGen Lyondell, Inc.                             Texas                 100
    CoGen Poso Creek, Inc.                           Texas                 100
      PSE CC Investment, L.P. (26)                   Texas                   1
      Kern Front Investment, L.P. (27)               Texas                   1
      PSE HS Investment, L.P. (28)                   Texas                   1
      Poso Creek Limited (25)                        Texas                  50
    CoGen Power, Inc.                                Texas                 100
      CoGen Power, L.P. (24)                         Delaware               97
    Corona Energy Corporation                        California            100
      CEC Prime, Inc.                                California            100
    Destec Engineering Inc.                          Texas                 100
      Destec FSC Corp. (Barbados)                    Barbados              100
    Destec Fuel Resources, Inc.                      Texas                 100
      Destec Gas Properties, L.P. (17)               Texas                  50
    Destec Management Services, Inc.                 Texas                 100
    Destec Operating Company                         Texas                 100
    Double "C" CoGen, Inc.                           Texas                 100
      PSE CC Investment, L.P. (26)                   Texas                  99
    HEP CoGen, Inc.                                  Texas                 100
      Harriman Energy Partners, Ltd. (29)            Texas                  60
    Kern Front CoGen, Inc                            Texas                 100
      Kern Front Investment, L.P. (27)               Texas                  99
    Live Oak CoGen, Inc.                             Texas                 100
    Northway CoGen, Inc.                             Texas                 100
      Harriman Energy Partners, Ltd. (29)            Texas                  40
    Rio Grande CoGen, Inc.                           Texas                 100
    SJC CoGen, Inc.                                  Texas                 100
    San Joaquin CoGen, Inc.                          Texas                 100
    Sierra CoGen, Inc.                               Texas                 100
      PSE HS Investment, L.P. (28)                   Texas                  99
  Dexco Polymers (1)                                 Texas                  50
  Diamond Capital Management Inc.                    Delaware              100
  Diamond Technology Partnership Company (7)         Delaware               88
    Chemtech Royalty Associates, L.P. (8)            Delaware               81
      Chemtech Portfolio Inc.                        Texas                 100
    Ifco Inc.                                        Delaware              100
  Dofinco, Inc.                                      Delaware              100
  Dow America Latina S.A.                            Uruguay               100
  Dow Austria GmbH                                   Austria               100
  Dow Centroamerica S.A.                             Costa Rica            100
  Dow Chemical (Australia) Limited                   Australia             100
    Dow Australia Superannuation Fund A Pty Ltd      Australia             100
    Dow Australia Superannuation Fund B Pty Ltd      Australia             100
  Dow Chemical Canada Inc.                           Canada                100
    Dow Capital B.V.                                 Netherlands           100
    Dow International Financial Services             Ireland               100
      Dow Capital Public Limited Company             Ireland               100
    Dow International Service Center, N.V.           Belgium               100
    Dow Pipeline Ltd.                                Canada                100
    DowBrands Canada Inc.                            Canada                100
    Fort Saskatchewan Ethylene Storage               Canada                 50
    Limited Partnership
    H-D Tech Inc. (1)                                Canada                 50
    1069284 Ontario Inc., Canada                     Canada                100
  Dow Chemical (China) Ltd.                          Delaware              100
  Dow Chemical Company Limited                       United Kingdom        100
     Cromarty Petroleum Company Limited (1)          United Kingdom         50
  Dow Chemical Delaware Corp.                        Delaware              100
  Dow Chemical (Hong Kong) Limited                   Hong Kong             100

                               73

                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

  Dow Chemical International Inc. (Panama)           Panama                100
  Dow Chemical International Ltd.                    Delaware              100
    Dow Chemical Thailand Limited                    Thailand              100
    Petroquimica-Dow S.A. (Petrodow)                 Chile                  70
  Dow Chemical Japan Limited (10)                    Japan                  88
  Dow Chemical Korea Limited                         Korea                 100
  Dow Chemical (NZ) Limited                          New Zealand           100
  Dow Chemical Pacific Limited                       Hong Kong             100
    Ulsan Pacific Chemical Corporation               Korea                  80
  Dow Chemical (Singapore) Private Limited           Singapore             100
  Dow Chemical Taiwan Ltd.                           Taiwan                100
  Dow Credit Corporation                             Delaware              100
  Dow Deutschland Inc.                               Delaware/Germany      100
    Dow Chemical Inter-American Limited              Delaware              100
      Dow Quimica de Colombia S.A. (5)               Colombia               10
    Dow Deutschland Anlagengesellschaft GmbH         Germany               100
    Dow Hungary Chemicals Limited Liability Company  Hungary               100
    Dow Portugal Produtos Quimicos S.A.              Portugal              100
    Dow Turkiye A.S. (3)                             Turkey                 40
    DowBrands GmbH                                   Germany               100
    Epoxital S.R.L. (1)                              Italy                  50
    SafechemUmwelt Service GmbH                      Germany                51
  Dow Engineering Company                            Delaware              100
    Dow Engineering, Inc.                            Michigan              100
  Dow Environmental Inc.                             Delaware              100
    Dow Environmental Overseas Management Company    Delaware              100
    D-R Holding NV                                   Netherlands           100
      Dow Environmental Canada Inc.                  Canada                100
      Dow Umweltservice GmBH                         Germany               100
    Ecobilan SA                                      France                100
      Ecoaudit SA                                    France                100
      Ecobalance Inc.                                Delaware              100
  Dow Europe Holding N.V.                            Netherlands           100
    Dow Belgium                                      Belgium               100
    Dow Benelux N.V.                                 Netherlands           100
      DowBrands B.V.                                 Netherlands           100
      Polyol Belgium N.V. (30)                       Belgium                 1
      Rofan Automation and Information Systems B.V.  Netherlands           100
    Dow Chemical Iberica S.A.                        Spain                  99
      DowBrands Espanola S.A.                        Spain                 100
      Transformadora De Estileno S.A. (1)            Spain                  50
    Dow Danmark A/S                                  Denmark               100
    Dow France S.A.                                  France                100
      DowBrands SA                                   France                100
    Dow Norge A/S                                    Norway                100
    Dow Southern Africa (Pty) Ltd.                   South Africa          100
    Dow Suomi OY                                     Finland               100
    Dow Sverige AB                                   Sweden                100
    Polyol International B.V.                        Netherlands           100
      Polyol Belgium N.V. (30)                       Belgium                99
  Dow Europe S.A.                                    Switzerland           100
    Chemtech Royalty Associates, L.P. (8)            Delaware                1
    Dow Export S.A.                                  Switzerland           100
    Dow Turkiye A.S. (3)                             Turkey                  1
  Dow Factoring Company S.A.                         Switzerland           100
  Dow Financial Holdings Inc.                        Delaware              100
    DowBrands L.P. (6)                               Delaware               38

                               74

                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

    Dow Holdings Inc.                                Delaware              100
      Dow Corning Corporation (1)                    Michigan               50
      Dow Hydrocarbons and Resources Inc.            Delaware              100
        Cayuse Pipeline, Inc.                        Texas                 100
        Dow Intrastate Gas Company                   Louisiana             100
        Dow Pipeline Company                         Texas                 100
        Midland Pipeline Corp.                       Delaware              100
          Fort Saskatchewan Ethylene                 Canada                 50
          Storage Corporation
        Promix System                                Louisiana             100
  Dow Hellas A.E.                                    Greece                100
  Dow International B.V.                             Netherlands           100
  Dow Italia S.p.A.                                  Italy                 100
    First Chemical Factoring SpA                     Italy                 100
  Dow Kakoh Kabushiki Kaisha                         Japan                  65
  Dow Mitsubishi Chemical Ltd(1)                     Japan                  50
  Dow Quimica Argentina S.A. (9)                     Argentina              55
  Dow Quimica Chilena S.A.                           Chile                 100
    Anticorrosivos Industriales Limitada (1)         Chile                  50
  Dow Quimica de Colombia S.A. (5)                   Colombia               90
  Dow Quimica Mexicana S.A. de C.V.                  Mexico                100
    Dow Environmental de Mexieo, S.A. de C.V.        Mexico                100
  Dow Quimica S.A.                                   Brazil                100
    Dow Produtos Quimicos Ltda.                      Brazil                100
      Mineracao e Quimica do Nordeste S.A.           Brazil                100
        Dommell Ind. Com. Produtos Quimicos Ltda. (2)Brazil                 14
          Spuma-Pac Industria e Comercio de          Brazil                100
          Embalagens e Participacoes Ltda.
    Dommell Ind. Com. Produtos Quimicos Ltda. (2)    Brazil                 86
    Keytil Sociedad Anonima                          Uruguay               100
  Dow Services Singapore Pte Ltd.                    Singapore             100
    Dow Financial Holdings Singapore Pte Ltd.        Singapore             100
  Dow Trading S.A.                                   Switzerland           100
  Dow Turkiye A.S. (3)                               Turkey                 59
  Dow-United Technologies Composite Products, Inc.(1)Delaware               50
  DowBrands Inc.                                     Delaware              100
    DowBrands L.P. (6)                               Delaware               31
  El Dorado Terminals Company (1)                    New Jersey             50
  Essex Chemical Corporation                         New Jersey            100
    Pioneer Pharmaceuticals, Inc.                    New Jersey            100
  Essex Specialty Products, Inc.                     New Jersey            100
    Diamond Technology Partnership Company (7)       Delaware               12
    Essex Specialty Products, Inc., Canada           Canada                100
    Expandite-Essex Pty. Limited (1)                 Australia              50
    Gurit-Essex A.G. (1)                             Switzerland            50
  Etoxilados del Plata S.A.                          Argentina             100
  FilmTec Corporation                                Delaware              100
  Great Western Pipeline Company, Inc.               California            100
  HD Polyurethane Company (1)                        Korea                  50
  Joliet Marine Terminal Trust Estate (1)            Illinois               50
  Latin American Pharmaceuticals, Inc.               Delaware              100
    Dow Quimica Argentina S.A. (9)                   Argentina              45
    Lepetit International Inc.                       Panama                100
  Liana Limited                                      Delaware              100
    Dorinco Insurance (Ireland) Ltd.                 Ireland               100
    Dorinco Reinsurance Company                      Michigan              100
    Dorintal Reinsurance Limited                     Bermuda               100
    Timber Insurance Limited                         Bermuda               100
  P.T. Dow Polymers Indonesia                        Indonesia              80
  P.T. Pacific Indomas Plastic Indonesia (1)         Indonesia              50

                               75

                                                     Location of       Percent
                                                     Incorporation    Ownership
                                                     or Organization*

  Primera-Industria e Comercio Ltda.                 Brazil                100
  Productos Quimicos Peruanos S.A.                   Peru                  100
  RH Acquisition Corp.                               Delaware              100
  Rofan Services Inc.                                Delaware              100
    Airco Generon Systems LP (1)                     Delaware               50
    DH Compounding Company (1)                       Delaware               50
    DowElanco                                        Indiana                60
      Dintec Agrichemicals                           Indiana                66
      DowElanco AgricultuMI Products Limited         Mauritius             100
      DowElanco China Ltd.                           Delaware              100
      DowElanco International Ltd.                   Delaware              100
        DowElanco (Thailand) Ltd.                    Thailand              100
      United AgriSeeds, Inc.                         Delaware              100
    DowElanco B.V.                                   Netherlands            60
      Dintec Agroquimica Produtos Quimicos Lda       Portugal               66
      Dow Chemical Japan Limited (10)                Japan                  12
      DowElanco Argentina S.A.                       Argentina             100
      DowElanco Australia Limited                    Australia             100
      DowElanco Canada Inc.                          Canada                100
      DowElanco Chile S.A.                           Chile                 100
      DowElanco Danmark A/S                          Denmark               100
      DowElanco de Colombia S.A.                     Colombia              100
      DowElanco Export S.A.                          FMnce                 100
      DowElanco GmbH                                 Germany               100
      DowElanco Gualemale S.A.                       Gualemale             100
      DowElanco Iberica S.A.                         Spain                 100
      DowElanco Industrial Ltda.                     Brazil                100
      DowElanco Italia S.r.L.                        Italy                 100
      DowElanco Limited                              United Kingdom        100
      DowElanco (Malaysia) Sdn Bhd                   Malaysia              100
      DowElanco Mexicana, S.A. de C.V.               Mexico                100
      DowElanco (NZ) Limited                         New Zealand           100
      DowElanco Pfanzenschutzmittel Vertriebs GmbH   Austria               100
      DowElanco Pacific Limited                      Hong Kong             100
      DowElanco S.A.                                 France                100
      DowElanco Sverige AB                           Sweden                100
      DowElanco Taiwan Ltd.                          Taiwan                100
      DowElanco Tarim A.S.                           Turkey                100
      DowElanco Uruguay SA                           Uruguay               100
      DowElanco Venezuela, C.A.                      Venezuela             100
      P.T. Pacific Chemicals Indonesia               Indonesia             100
    Generon Systems (1)                              Delaware               50
    Generon Systems A.G. (1)                         Switzerland            50
    Generon Systems Inc.                             Delaware              100
      Generon Systems Canada                         Canada                100
  Styron Asia Limited (1)                            Hong Kong              50
  Sumitomo Dow Limited (1)                           Japan                  50
  Tecnica Petroquimica de Centro America S.A.        Guatemala             100
  The Cynara Company (4)                             Texas                  90
  Zhejiang Pacific Chemical Corporation (1)          China                  50

                               76


(1) Separate financial statements for these companies have been omitted because of the absence of the conditions under which they are required.
(2) Dow Quimica S.A. effective ownership of this company is 100%, 86% of which is held by Dow Quimica S.A. and 14% of which is held by Mineracao e Quimica do Nordeste S.A.
(3) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 59%, Dow Deutschland Inc. owns 40%, and Dow (Europe) S.A. owns 1%.
(4)    The Cynara Company is a Texas limited partnership of which The
       Dow Chemical Company is the sole general partner.
(5) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 90%, and Dow
       Chemical Inter-American Limited owns 10%.
(6) The Dow Chemical Company effective ownership of this company is 68.98% of which DowBrands Inc. owns 31.02%, Dow Financial Holdings Inc. owns 37.92%, and DC Partnership Management Inc. owns .04%.
(7) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 88.4848%, and Essex Specialty
       Products owns 11.5152%.
(8) The Dow Chemical Company effective ownership of this company is 82.1627% of which Diamond Technology Partnership Company owns 81.0972%, and Dow (Europe) S.A. owns 1.0655%.
(9) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 54.75%, and Latin American Pharmaceuticals, Inc. owns 45.25%.
(10) The Dow Chemical Company effective ownership of this company is 100% of which The Dow Chemical Company owns 87.5%, and DowElanco B.V. (whose effective ownership by The Dow Chemical Company is 60%) owns 12.5%.
(11) Destec's effective ownership of this company is 100% of which Atlantic Power, Inc. owns 60%, and Tri-State Peaker, Inc. L.P.
       owns 40%.
(12) Destec's effective ownership of this company is 100% of which Blue Mountain Power, Inc. owns 60%, and Twin Rivers Power, Inc.
       owns 40%.
(13) Destec's effective ownership of this company is 100% of which DCG, Inc. L.P. owns 20%, and Delta CoGen, Inc. owns 80%.
(14) Destec's effective ownership of this company is 100% of which Demex, Inc. owns 50%, and Demsa Inc. owns 50%.
(15) Destec's effective ownership of this company is 100% of which Kingston Power Partners, Inc. owns 1%, and Destec Energy Canada,
       Inc. owns 99%.
(16) Destec's effective ownership of this company is 100% of which Kingston Northern Lights, Inc. owns 50%, and Kingston Southern
       Lights Limited Partnership owns 50%.
(17) Destec's effective ownership of this company is 100% of which Destec Fuel Resources, Inc. owns 50%, and Destec Gas Properties, Inc. owns 50%.
(18) Destec's effective ownership of this company is 100% of which Destec Properties, Inc. owns 1%, and Destec Ventures, Inc. owns 99%.
(19) Destec's effective ownership of this company is 100% of which Dry Creek Power, Inc. owns 80%, and Sandy Creek Power, Inc. owns 20%.
(20) Destec's effective ownership of this company is 100% of which WR Coal Gasification, Inc. owns 60%, and Gasification Services, Inc. owns 40%.
(21) Destec's effective ownership of this company is 100% of which MGP, Inc. owns 80%, and Georgia Peaker, Inc. owns 20%.
(22) Destec's effective ownership of this company is 100% of which Piedmont (GP), Inc. owns 60%, and Piedmont (LP), Inc. owns 40%.
(23) Destec's effective ownership of this company is 51.4% of which Central Florida DGE, Inc. owns 1%, and Polk County CoGen, Inc.
       owns 50.4%.
(24) Destec's effective ownership of this company is 100% of which CoGen Power, Inc. owns 97.5%, and Port Arthur CoGen, Inc. owns 2.5%.
(25) Destec's effective ownership of this company is 100% of which CoGen Poso Creek, Inc. owns 50%, and BCC CoGen, Inc. owns 50%.
(26) Destec's effective ownership of this company is 100% of which Double "C" CoGen, Inc. owns 99%, and CoGen Poso Creek, Inc. owns 1%.
(27) Destec's effective ownership of this company is 100% of which Kern Front CoGen, Inc. owns 99%, and CoGen Poso Creek, Inc. owns 1%.
(28) Destec's effective ownership of this company is 100% of which Sierra CoGen, Inc. owns 99%, and CoGen Poso Creek, Inc. owns 1%.
(29) Destec's effective ownership of this company is 100% of which Northway CoGen, Inc. owns 40%, and HEP CoGen, Inc. owns 60%.
(30) The Dow Chemical Company effective ownership of this company is 100% of which Dow Benelux NV owns .5%, and Polyol International BV owns 99.5%.

                                  77